UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York		11717
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(c) Appointment of Chief Financial Officer

On March 15, 2012, Medical Action Industries Inc. (the “Company”) issued a press release announcing that Mr. John Sheffield was appointed Chief Financial Officer and Corporate Secretary of the Company, effective as of March 19, 2012.

Mr. John Sheffield, age 42, brings 20 years of financial, accounting and strategic transaction experience to the Company. From July 2010 to March 2012, Mr. Sheffield worked for Bank of America Merrill Lynch where he was a senior investment banker providing strategic and financial advice primarily to middle market companies. Prior to that time Mr. Sheffield worked with other investment banks providing advice on mergers and acquisitions as well as debt and equity financings; including the Bank Street Group LLC from May 2008 to July 2010. He has represented companies across several industries, with a particular focus on healthcare. From March 2007 to March 2008, Mr. Sheffield was Vice President of Corporate Development for ReAble Therapeutics until its merger with DJO Inc., a portfolio company of The Blackstone Group and global manufacturer of orthopedic medical devices and services. He began his career as a Certified Public Accountant with a predecessor of PricewaterhouseCoopers.

Mr. Sheffield will be paid an annual base salary of $275,000 and was awarded stock option grants covering 30,000 shares of common stock of the Company under the Company’s 1994 Stock Incentive Plan, as amended. As a named executive officer of the Company, Mr. Sheffield will be eligible to participate in the executive compensation programs provided generally to the executive officers of the Company, as more fully described under “Executive Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 16, 2011 pursuant to Section 14(a) of the Securities Exchange Act of 1934, which description is incorporated in this Item 5.02 by reference. The Company expects to enter into a change in control agreement with Mr. Sheffield.

There is no arrangement or understanding between Mr. Sheffield and any other persons pursuant to which he was selected to be an officer of the Company. Mr. Sheffield has no family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company.

(c) Appointment of Certain Officers

On April 19, 2012, the Company issued a press release announcing the establishment of three new strategic business units and the appointments of Mr. Richard Setian, Ms. Cynthia E. Bell and Mr. Charles L. Kelly to the newly created positions of President and General Manager of each of the three business units. The Company expects these appointments will be effective on or about July 1, 2012.

Mr. Richard Setian, age 52, has been named President and General Manager of Custom Procedure Trays and Operating Room Products. Since the acquisition of AVID Medical by the Company in August 2010 (the “Acquisition”), Mr. Setian has served as the Company’s Vice President of Sales and Marketing. Prior to the Acquisition, Mr. Setian was AVID’s President and Chief Operating Officer for over ten years. Additional information about Mr. Setian’s business experience is included under the heading “Information About Our Executive Officers” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 16, 2011 pursuant to Section 14(a) of the Securities Exchange Act of 1934, which description is incorporated in this Item 5.02 by reference.

There is no arrangement or understanding between Mr. Setian and any other persons pursuant to which he was selected to be an officer of the Company. Mr. Setian has no family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Mr. Setian’s compensation arrangements in his new role have not yet been determined.

Ms. Cynthia E. Bell, age 59, has been appointed President and General Manager of Minor Procedure Kits and Trays. Ms. Bell has served as Senior Director of Operations for the Company since 2011. Previously, Ms. Bell served as Director of Operations from April 2009 to January 2011 and Plant Manager from April 2008 to April 2009.

There is no arrangement or understanding between Ms. Bell and any other persons pursuant to which she was selected to be an officer of the Company. Ms. Bell has no family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Ms. Bell’s compensation arrangements in her new role have not yet been determined.

Mr. Charles L. Kelly, age 52, has been appointed as President and General Manager of Patient Care Products. Mr. Kelly served as the Company’s Chief Financial Officer from April 2008 to March 2012. Prior to joining the Company, Mr. Kelly was employed by Chem RX Corporation, an institutional pharmacy serving long-term care facilities, serving as Chief Financial Officer from August 2006 to March 2008. Previously, Mr. Kelly held the position of Chief Financial Officer at Spotless Plastics USA Inc, a leader in plastics. Additional information about Mr. Kelly’s business experience is included under the heading “Information About Our Executive Officers” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 16, 2011 pursuant to Section 14(a) of the Securities Exchange Act of 1934, which description is incorporated in this Item 5.02 by reference.

There is no arrangement or understanding between Mr. Kelly and any other persons pursuant to which he was selected to be an officer of the Company. Mr. Kelly has no family relationships with any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Mr. Kelly’s compensation arrangements in his new role have not yet been determined.

Item 7.01 Regulation FD Disclosure

On March 15, 2012, the Company issued a press release announcing that Mr. John Sheffield was appointed Chief Financial Officer and Corporate Secretary of the Company, effective as of March 19, 2012. A copy of the Company’s March 15, 2012 press release is being furnished as exhibit 99.1 to this Form 8-K, and is incorporated by reference into this Item 7.01.

On April 19, 2012, the Company issued a press release announcing the establishment of three new strategic business units. A copy of the Company’s April 19, 2012 press release is being furnished as exhibit 99.2 to this Form 8-K, and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 to Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated March 15, 2012

99.2	Press release, dated April 19, 2012

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ John Sheffield
John Sheffield
Chief Financial Officer

Dated: April 24, 2012

3